SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 1
                             TO THE CURRENT REPORT

                   Filed Pursuant to Section 13 or 15 (d) of
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): July 11, 1997


                               NFO RESEARCH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-21460                   06-1327424
----------------------------       ------------           ----------------------
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)           Identification Number)



                                2 Pickwick Plaza
                               Greenwich, CT 06830
                            -------------------------



       Registrant's telephone number, including area code: (203) 629-8888

Item 2.  Acquisition or Disposition of Assets

         On July 25, 1997 the Registrant filed a current report on Form 8-K and reported under Item 2 that on July 11, 1997 the Registrant acquired 100% of the outstanding stock of The MBL Group Plc ("MBL"), a company incorporated under the laws of England and Wales, from John and Mary Goodyear. Because it was impracticable to provide the required financial statements for the acquired business and pro forma financial information related to the transaction at the time of filing, such financial statements and pro forma financial information were not included with that report on Form 8-K. Upon completion of its acquisition of MBL (including its minority interests), and final review of the relevant financial statements, the Registrant has subsequently determined that financial statements and pro forma information are not required to be filed under Item 7 of Form 8-K based on the lack of significance of these acquisitions to the Registrant. Nevertheless, the Company has voluntarily decided to file the supplemental financial statements for the combined operations of NFO Research, Inc. and the MBL Group Plc in Item 7 herein.

         In Item 7, the Registrant has provided supplemental income statements for the years ended December 31, 1993 through December 31, 1996, showing the combined results of both NFO and MBL. In addition, included are supplemental income statements for each of the quarters in 1996 and for the three month periods ended March 31, 1997 and June 30, 1997. The acquisition of MBL will be accounted for as a pooling of interests and all financial statements for prior periods will be retroactively restated in future filings once post-combination financial information has been filed.

         For a completed description of the transaction, please refer to the MBL Share Purchase Agreement and the Minority Shareholder Share Purchase Agreements attached to the Current Report on Form 8-K filed July 25, 1997 by the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Supplemental
         ----------------------------------------------------------------------
         Financial Information
         ---------------------

         (a)  Financial Statements of Business Acquired:

              Upon completion of the acquisitions of MBL and its minority interests, the Registrant has determined that Financial statements are not required to be filed herein based on the lack of significance of these acquisitions to the Registrant.

         (b)  Pro Forma Financial Information:

              Upon completion of the acquisitions of MBL and its minority interests, the Registrant has determined that pro forma financial information is not required to be filed herein based on the lack of significance of these acquisitions to the Registrant.

         (c)  Supplemental Financial Information:



      SUPPLEMENTAL ANNUAL INCOME STATEMENTS FOR THE COMBINED OPERATIONS OF
                    NFO RESEARCH, INC. AND THE MBL GROUP PLC

                                                     FOR YEARS ENDED DECEMBER 31:
                                         ------------------------------------------------
                                            1993         1994         1995        1996
                                         ---------    ---------    ---------    ---------
REVENUES                                 $  76,738    $  90,435    $ 113,095    $ 154,943
COST OF REVENUES                            31,664       37,367       48,431       66,693
SELLING, GENERAL AND ADMINISTRATIVE         31,037       36,391       44,167       61,591
DEPRECIATION EXPENSE                         1,372        1,483        1,825        2,356
AMORTIZATION OF INTANGIBLE ASSETS            2,370        2,071        2,203        2,926
                                         ---------    ---------    ---------    ---------
OPERATING INCOME                            10,295       13,123       16,469       21,377
INTEREST EXPENSE, NET                          709           31         (142)          38
OTHER EXPENSES (INCOME)                         60          258            0          (17)
EQUITY INTEREST IN NET LOSS (INCOME)
        OF AFFILIATED COMPANIES               (169)        (118)        (186)         335
                                         ---------    ---------    ---------    ---------
INCOME BEFORE INCOME TAXES AND
        MINORITY INTEREST                    9,695       12,952       16,797       21,021
INCOME TAX EXPENSE                           3,944        4,299        6,172        8,983
                                         ---------    ---------    ---------    ---------
NET INCOME BEFORE MINORITY INTEREST          5,751        8,653       10,625       12,038
MINORITY INTEREST (INCOME) EXPENSE             759          982        1,466        1,422
                                         ---------    ---------    ---------    ---------
NET INCOME                               $   4,992    $   7,671    $   9,159    $  10,616
                                         =========    =========    =========    =========
EARNINGS PER SHARE                       $     .44    $     .61    $     .72    $     .76
                                         =========    =========    =========    =========
WEIGHTED AVERAGE SHARES OUTSTANDING         11,435       12,573       12,786       13,908
                                         =========    =========    =========    =========

    SUPPLEMENTAL QUARTERLY INCOME STATEMENTS FOR THE COMBINED OPERATIONS OF
                    NFO RESEARCH, INC. AND THE MBL GROUP PLC

                                                                 FOR THE QUARTERS ENDED:
                                       ---------------------------------------------------------------------------
                                                           1996                                       1997
                                        -------------------------------------------           --------------------
                                        MAR. 31     JUNE 30    SEPT. 30     DEC. 31            MAR. 31     JUNE 30
                                       --------    --------    --------    --------           --------    --------
REVENUES                               $ 33,490    $ 37,696    $ 38,241    $ 45,516           $ 42,020    $ 47,025
COST OF REVENUES                         14,585      15,607      16,339      20,162             19,116      21,032
SELLING, GENERAL AND ADMINISTRATIVE      13,971      14,526      15,157      17,937             16,779      18,850
DEPRECIATION EXPENSE                        555         552         594         655                628         678
AMORTIZATION OF INTANGIBLE ASSETS           784         783         775         584                750         722
                                       --------    --------    --------    --------           --------    --------
OPERATING INCOME                          3,595       6,228       5,376       6,178              4,747       5,743
INTEREST EXPENSE, NET                        15          12         (37)         48                  9          63
OTHER EXPENSES (INCOME)                      (8)         (4)         (9)          4                 (9)        (81)
EQUITY INTEREST IN NET LOSS (INCOME)
        OF AFFILIATED COMPANIES             127         128          32          48                 76          78
                                       --------    --------    --------    --------           --------    --------
INCOME BEFORE INCOME TAXES AND
        MINORITY INTEREST                 3,461       6,092       5,390       6,078              4,671       5,683
INCOME TAX EXPENSE                        1,564       2,626       2,339       2,454              1,901       2,568
                                       --------    --------    --------    --------           --------    --------
NET INCOME BEFORE MINORITY INTEREST       1,897       3,466       3,051       3,624              2,770       3,115
MINORITY INTEREST (INCOME) EXPENSE          112         532         183         595                419         393
                                       --------    --------    --------    --------           --------    --------
NET INCOME                             $  1,785    $  2,934    $  2,868    $  3,029           $  2,351    $  2,722
                                       ========    ========    ========    ========           ========    ========

EARNINGS PER SHARE                     $    .13    $    .21    $    .21    $    .22           $    .17    $    .20
                                       ========    ========    ========    ========           ========    ========

WEIGHTED AVERAGE SHARES
        OUTSTANDING                      13,693      13,803      13,849      13,977             13,687      13,771
                                       ========    ========    ========    ========           ========    ========

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: September 22, 1997               NFO RESEARCH, INC.,



                                       By:   /s/ Patrick G. Healy
                                           ----------------------------------
                                           Name: Patrick G. Healy
                                           Title: EVP-Finance and
                                                  Chief Financial Officer